SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche CROCI® Equity Dividend Fund

The following information supplements the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the summary section and the “WHO MANAGES AND OVERSEES THE FUND” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:

The Advisor has contractually agreed through September 30, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses)  at 1.04%, 1.79%, 1.29%, 0.79%, 0.79% and 0.79% for Class A, Class C, Class R, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

The following information replaces the “Management process” disclosure contained in the “PRINCIPAL INVESTMENT STRATEGY” section of the summary section and the “FUND DETAILS” section of the fund’s prospectus:

Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities (mainly common stocks). Equity securities may also include preferred stocks, depository receipts and other securities with equity characteristics, such as convertible securities and warrants. Companies are selected for the fund’s portfolio using the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, among other factors. Portfolio management will select stocks from among the largest US companies which are under CROCI® coverage at any given time (while the number of companies under CROCI® coverage will vary, as of September 30, 2016, approximately 345 companies were under CROCI® coverage).

Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors and may invest more than 25% of total assets in a single sector. The fund may invest up to 20% of total assets in foreign securities.

Management process. Portfolio management intends to select approximately forty stocks based on (among other factors) the Cash Return on Capital Invested (CROCI®) Economic Price Earnings Ratio, while seeking above average dividend yield. The CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio) is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e. price/book value divided by return on equity). It is a US-specific strategy seeking to select approximately the forty best value companies under CROCI® coverage (excluding financial companies) with additional screening on high dividend yield, dividend sustainability and price volatility. At times, the number of stocks held in the fund may differ from forty stocks as a result of corporate actions, mergers or other events.

The fund is reconstituted periodically in accordance with the strategy’s rules (re-selecting approximately forty stocks that will make up the fund). The strategy targets low valuation combined with higher dividends and excludes stocks with undesirable characteristics such as, for example, high financial leverage, low cash returns and high volatility which are calculated and supplied by the CROCI® Investment Strategy and Valuation Group, a unit within Deutsche Asset Management, through a licensing agreement with the fund’s Advisor. (The CROCI® Investment Strategy and Valuation Group is not responsible for the management of the fund. The Advisor, not the fund, is responsible for paying the licensing fees.) The strategy may also utilize systematic turnover control buffers to minimize undesired levels of portfolio turnover. Portfolio management will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity controls and managing the portfolio with tax efficiency in mind.

The following information replaces similar disclosure contained in the “PRINCIPAL INVESTMENT STRATEGY” section of the “FUND DETAILS” section of the fund’s prospectus.

The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit of the Deutsche Bank Group, through a licensing arrangement with the fund’s Advisor.

CROCI® Investment Process. The CROCI® Investment Process is based on the belief that the data used in traditional valuations (i.e. accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize

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widely differing standards which can make measuring the real asset value of companies difficult. The CROCI® Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis, resulting in what portfolio management believes is an effective and efficient sector and stock selection process targeting investment in real value.

Please Retain This Supplement for Future Reference

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